SCHEDULE 14A

                            SCHEDULE 14A INFORMATION
                Proxy Statement Pursuant to Section 14(a) of the
                         Securities Exchange Act of 1934
                               (Amendment No. __)

Filed by Registrant [X]

Filed by a Party other than the Registrant [   ]

Check the appropriate box:

      [   ]  Preliminary Proxy Statement
      [   ]  Confidential, for Use of the Commission Only (as permitted by Rule
             14a-6(e)(2))
      [ X ]  Definitive Proxy Statement
      [   ]  Definitive Additional Materials
      [   ]  Soliciting Material Pursuant to Section 240.14a-11(c) or
             Section 240.14a-12


                       Universal Insurance Holdings, Inc.
          _____________________________________________________________
                (Name of Registrant as Specified In Its Charter)

          _____________________________________________________________
      (Name of Person(s) Filing Proxy Statement, if other than Registrant)

Payment of Filing Fee (Check the appropriate box):

      [ X ]   No fee required.

      [   ]   Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and
              0-11:

              1) Title of each class of securities to which transaction applies:

              2)  Aggregate number of securities to which transaction applies:

              3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing is calculated and state how it was determined):

              4)  Proposed maximum aggregate value of transaction:

              5)  Total fee paid:

      [   ]  Fee paid previously with preliminary materials.

      [   ]   Check box if any part of the fee is offset as provided by Exchange
              Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

              1)    Amount Previously Paid:

              2)    Form, Schedule or Registration Statement Number:

              3)    Filing Party:

              4)    Date Filed:

                                 April 14, 2008


Dear Shareholder:

      On behalf of the Board of Directors, I invite you to attend the 2008 Annual Meeting of Shareholders ("Annual Meeting") of Universal Insurance
Holdings, Inc. ("Company"). The Annual Meeting will be held at 9:00 a.m., Eastern Standard Time, on Friday, May 16, 2008 at the Westin Fort Lauderdale, 400 Corporate Drive, Fort Lauderdale, Florida 33334.

      The shareholders will be asked (i) to elect six directors, each to hold office until the 2009 annual meeting or until their successors have been elected and qualified; (ii) to approve the formula used to calculate the performance bonus in the amended employment agreement of the Executive Vice President of Blue Atlantic Reinsurance Corporation, a wholly owned subsidiary of the Company; and (iii) to ratify the appointment of Blackman Kallick LLP as the independent registered public accounting firm of the Company for the year ending December 31, 2008. The Board of Directors has unanimously approved these proposals and we urge you to vote in favor of these proposals and in accordance with the Board's recommendation on such other matters as may be submitted to you for a vote at the meeting.

      Your vote is very important, regardless of the number of shares you own. Please sign and return each proxy card that you receive in the enclosed postage-paid envelope, which is provided for your convenience. The return of your proxy card will not prevent you from voting in person but will assure that your vote is counted if you are unable to attend the Annual Meeting. We look forward to seeing you on May 16, 2008.


                                           Sincerely,


                                           /s/ Bradley I. Meier
                                           -------------------------------------
                                           Bradley I. Meier, President





1110 West Commercial Boulevard, Suite 100, Fort Lauderdale, Florida 33309, (954)
                                    958-1200

                       UNIVERSAL INSURANCE HOLDINGS, INC.
                    1110 WEST COMMERCIAL BOULEVARD, SUITE 100
                         FORT LAUDERDALE, FLORIDA 33309

                                     NOTICE
                         ANNUAL MEETING OF SHAREHOLDERS
                             TO BE HELD MAY 16, 2008

      NOTICE IS HEREBY GIVEN that the 2008 Annual Meeting of Shareholders ("Annual Meeting") of Universal Insurance Holdings, Inc., a Delaware corporation ("Company"), will be held at 9:00 a.m., Eastern Standard Time, on Friday, May 16, 2008, at the Westin Fort Lauderdale, 400 Corporate Drive, Fort Lauderdale, Florida 33334, for the following purposes:

      1. To elect six directors, each to hold office until the 2009 annual meeting or until their successors have been elected and qualified;

      2. To approve the formula used to calculate the performance bonus in the amended employment agreement of the Executive Vice President of Blue Atlantic Reinsurance Corporation, a wholly owned subsidiary of the Company;

      3. To ratify the appointment of Blackman Kallick LLP as the independent registered public accounting firm of the Company for the year ending December 31, 2008; and

      4. To transact any other business as may properly come before the Annual Meeting or any adjournment thereof.

      The Board of Directors has fixed the close of business on March 31, 2008 as the record date for the determination of shareholders entitled to notice of, and to vote at, the Annual Meeting and at any adjournment thereof. A complete list of shareholders of record of the Company on the record date will be available for examination by any shareholder, for any purpose germane to the Annual Meeting, during ordinary business hours, for the ten-day period prior to the Annual Meeting, at the executive offices of the Company, 1110 West Commercial Boulevard, Suite 100, Fort Lauderdale, Florida 33309.

      It is important that your shares be represented at the Annual Meeting. Whether or not you expect to be present, please fill in, date, sign and return the enclosed proxy form in the accompanying addressed, postage-prepaid envelope. If you attend the meeting, you may revoke your proxy and vote in person.

      In the event that there are not sufficient votes to approve any one of the foregoing proposals at the time of the Annual Meeting, the Annual Meeting may be adjourned to permit further solicitation of proxies by the Company.

                                     BY ORDER OF THE BOARD OF DIRECTORS

                                     /s/ Norman M. Meier
                                     -------------------------------------------
                                     Norman M. Meier, Secretary

Fort Lauderdale, Florida
April 14, 2008

      WHETHER OR NOT YOU PLAN TO BE PRESENT IN PERSON AT THE ANNUAL MEETING, PLEASE COMPLETE, SIGN AND DATE THE ENCLOSED PROXY AND RETURN IT AS PROMPTLY AS POSSIBLE IN THE ACCOMPANYING POSTAGE-PREPAID ENVELOPE. SHAREHOLDERS WHO ATTEND THE MEETING MAY REVOKE THEIR PROXIES AT THE MEETING AND VOTE IN PERSON.

                       UNIVERSAL INSURANCE HOLDINGS, INC.
                    1110 WEST COMMERCIAL BOULEVARD, SUITE 100
                         FORT LAUDERDALE, FLORIDA 33309


                                 PROXY STATEMENT

      This Proxy Statement is furnished in connection with the solicitation by the Board of Directors ("Board") of Universal Insurance Holdings, Inc., a Delaware corporation ("Company"), of proxies to be voted at the Annual Meeting of Shareholders of the Company ("Annual Meeting"), to be held at the Westin Fort Lauderdale, 400 Corporate Drive, Fort Lauderdale, Florida 33334, on Friday, May 16, 2008 at 9:00 a.m., Eastern Standard Time, and at any and all postponements or adjournments thereof, for the purposes set forth in the accompanying Notice of Annual Meeting.

      A copy of the Annual Report of the Company for its fiscal year ended December 31, 2007 is included. This Proxy Statement, Notice of Annual Meeting, accompanying proxy card, and Annual Report are first expected to be mailed to shareholders on or about April 15, 2008.

              INFORMATION RELATING TO VOTING AT THE ANNUAL MEETING

      The close of business on March 31, 2008 has been fixed by the Board as the record date ("Record Date") for determination of shareholders entitled to notice of, and to vote at, the Annual Meeting. Therefore, only shareholders of record as of the close of business on March 31, 2008 are entitled to notice of, and to vote at, the Annual Meeting or any postponements or adjournments thereof. The securities to be voted at the Annual Meeting consist of (i) shares of Common Stock of the Company, $0.01 par value per share ("Common Stock"), with each share entitling its record owner to one vote, (ii) shares of Series M Preferred Stock of the Company, $0.01 par value per share ("Series M Preferred Stock"), with each share entitling its record owner to one vote and (iii) shares of Series A Preferred Stock of the Company, $0.01 par value per share ("Series A Preferred Stock"), with each share entitling its record owner to one vote. The holders of Series M Preferred Stock, voting separately as a series, are entitled to elect two directors. The holders of Common Stock, Series M Preferred Stock and Series A Preferred Stock, voting together as one class, are entitled to elect the remaining directors.

      If the accompanying proxy card is properly signed, returned to the Company in time to be voted at the Annual Meeting, and not revoked, the shares represented by such card will be voted in accordance with the instructions contained on such card. Unless contrary instructions are given, the persons designated as proxy holders in the proxy card will vote FOR Proposals 1, 2 and
3. If any other matters properly come before the Annual Meeting, the persons named as proxy holders will vote upon such matters as determined by a majority of the Board.

      Each shareholder may revoke a previously granted proxy at any time before it is exercised by filing with the Secretary of the Company a revoking instrument or a duly executed proxy bearing a later date. The powers of the proxy holders will be suspended if the person executing the proxy attends the Annual Meeting in person and so requests. Attendance at the Annual Meeting will not, in itself, constitute revocation of a previously granted proxy.

      The table below sets forth the number and classes of Company stock entitled to vote at the Annual Meeting.


                        Number of Record Holders    Number of Shares             Amount of Votes
                        ------------------------    ----------------             ---------------
                                 Holders               Outstanding              Entitled to be Cast
                                 -------               -----------              -------------------
Class of Voting Stock     as of the Record Date    as of the Record Date         as of the Record Date
---------------------     ---------------------    ---------------------         ---------------------
Common Stock                        45                     39,922,157                      39,922,157
Series M Preferred Stock            4                        88,690                          88,690
Series A Preferred Stock            3                        44,950                          44,950


      The Company had no other class of voting securities outstanding on the Record Date.

      The presence, in person or by proxy, of at least a majority of the total number of outstanding shares of the Series M Preferred Stock entitled to vote at the Annual Meeting for those matters where a separate vote of the Series M Preferred Stock is required, and of at least a majority of the total number of outstanding shares of the Common Stock, Series M Preferred Stock and Series A Preferred Stock entitled to vote at the Annual Meeting for those matters where the Common Stock, Series M Preferred Stock and Series A Preferred Stock, voting together as a class, is required, is necessary to constitute a quorum at the Annual Meeting. If a quorum is not present at the Annual Meeting, a majority of the shares so represented may vote to adjourn the Annual Meeting from time to time without further notice. If a quorum is present, the affirmative vote of a majority of the votes actually cast at the meeting, whether in person or by proxy, is necessary to elect the nominees for directors. There is no cumulative voting in the election of directors. With respect to the approval of the formula used to calculate performance bonus, or any other matter properly brought before the Annual Meeting or any adjournment of the Annual Meeting, the vote required for approval shall be the affirmative vote of a majority of the total number of votes that those present at the Annual Meeting, in person or by proxy, are entitled to cast.

      Under Delaware law, shares represented at the Annual Meeting (either by properly executed proxies or in person) that reflect abstentions or "broker non-votes" (i.e., shares held by a broker or nominee that are represented at the Annual Meeting, but with respect to which such broker or nominee is not empowered to vote on a particular proposal) will be counted as shares that are present and entitled to vote for purposes of determining the presence of a quorum. Abstentions as to any proposal will have the same effect as votes against the proposal. With respect to Proposals 1 and 3, broker non-votes will be treated as unvoted for purposes of determining approval of such proposals (and therefore will reduce the absolute number - although not the percentage - of votes needed for approval) and will not be counted as votes for or against the proposals. With respect to Proposal 2, however, broker non-votes will have the same effect as votes against the proposal.

      A shareholder may revoke his or her proxy at any time prior to its exercise by (i) filing with Norman M. Meier, Secretary, Universal Insurance Holdings, Inc., 1110 West Commercial Boulevard, Suite 100, Fort Lauderdale, Florida 33309, written notice thereof, (ii) submitting a duly executed proxy bearing a later date, or (iii) appearing at the Annual Meeting and giving the Secretary notice of his or her intention to vote in person. Unless previously revoked or otherwise instructed thereon, proxies will be voted at the Annual Meeting on the proposals as described above.

      The Company will bear the cost of soliciting proxies in the enclosed form. Officers and regular employees of the Company may solicit proxies by a further mailing or personal conversations or via telephone or facsimile, provided that they do not receive compensation for doing so. The Company will, upon request, reimburse brokerage firms and others for their reasonable expenses in forwarding solicitation material to the beneficial owners of stock.


                              ELECTION OF DIRECTORS
                                  (PROPOSAL 1)

      The Board has the ultimate authority for the management of the Company's business, objectives and operations. It selects the Company's executive officers, delegates responsibilities for the conduct of the Company's day-to-day operations to those officers, and monitors the performance of the officers.

      Meetings of the Board are held regularly each quarter and as required. The Board held four meetings during 2007. During 2007, each director attended all of the Board meetings and meetings of the Board committees on which he served.

      The Company encourages its Board members to attend the Company's Annual Meeting of Shareholders.

      The following table sets forth the total compensation paid to non-employee directors during the fiscal year ended December 31, 2007.


--------------------------------------------------------------------------------
                              DIRECTOR COMPENSATION
--------------------------------------------------------------------------------
        Name        Fees Earned or Paid in Cash|Option Awards| Total
--------------------------------------------------------------------------------
 Joel M. Wilentz              $80,000             $107,016    $187,016
--------------------------------------------------------------------------------
 Norman M. Meier              $80,000             $107,016    $187,016
--------------------------------------------------------------------------------
 Reed J. Slogff               $80,000             $107,016    $187,016
--------------------------------------------------------------------------------
 Ozzie A. Schindler           $80,000             $142,632    $222,632
--------------------------------------------------------------------------------


      Non-employee directors currently receive annual compensation of $80,000, paid quarterly, for serving on the Board and the reimbursement of reasonable expenses incurred in attending meetings. Officers are elected annually by the Board and serve at the discretion of the Board. The Company has entered into indemnification agreements with its executive officers and directors pursuant to which the Company has agreed to indemnify such individuals, to the fullest extent permitted by law, for claims made against them in connection with their positions as officers, directors or agents of the Company.

      The Board has nominated Bradley I. Meier, Norman M. Meier, Sean P. Downes, Ozzie A. Schindler, Reed J. Slogoff and Joel M. Wilentz for reelection to the Board to serve as directors until the 2009 annual meeting or until their successors are duly elected and qualified. The nominees have consented to be named and have indicated their intent to serve if elected. The Board has no reason to believe that the nominees will be unavailable or that any other vacancy on the Board will occur. If any nominee becomes unavailable for any reason, or if any other vacancy in the class of directors to be elected at the Annual Meeting should occur before the election, the shares represented by the proxy will be voted for the person, if any, who is designated by the Board to replace the nominee or to fill such other vacancy on the Board.

      The holders of Series M Preferred Stock, voting separately as a series, are entitled to elect directors to fill the seats currently held by Bradley I. Meier and Norman M. Meier, both of whom the Board recommends for reelection; such directors shall be elected by a majority of votes in the affirmative of the Series M Preferred Stock shares cast at the Annual Meeting. The holders of Common Stock, the holders of Series M Preferred Stock and the holders of Series A Preferred Stock, voting together as one class, are entitled to elect directors to fill the seats currently held by Sean P. Downes, Ozzie A. Schindler, Reed J. Slogoff and Joel M. Wilentz, all of whom the Board recommends for reelection; such directors shall be elected by a majority of votes in the affirmative of the Common Stock shares, Series M Preferred Stock shares and Series A Preferred Stock shares, voting together as a class, cast at the Annual Meeting. If elected, all nominees are expected to serve until the 2009 annual meeting or until their successors are duly elected and qualified.

      THE BOARD UNANIMOUSLY RECOMMENDS THAT THE NOMINEES DESCRIBED ABOVE BE ELECTED AS DIRECTORS TO SERVE UNTIL THE 2009 ANNUAL MEETING OR UNTIL THEIR SUCCESSORS ARE DULY ELECTED AND QUALIFIED.

                             INFORMATION CONCERNING
                  THE BOARD OF DIRECTORS AND EXECUTIVE OFFICERS

      The current directors and executive officers of the Company are as follows:

        Name          Age                          Position                               First Year as
        ----          ---                          --------                               -------------
                                                                                             Director
                                                                                             --------
                                                                                          (Term Expires)
Bradley I. Meier      40        President, Chief Executive Officer                             1990
(Director Nominee)              and Director                                                  (2008)

Norman M. Meier       69        Director, Secretary                                            1992
(Director Nominee)                                                                            (2008)

Ozzie A. Schindler    39        Director                                                       2007
(Director Nominee)                                                                            (2008)

Reed J. Slogoff       39        Director                                                       1997
(Director Nominee)                                                                            (2008)

Joel M. Wilentz, M.D. 74        Director                                                       1997
(Director Nominee)                                                                            (2008)

Sean P. Downes        38        Chief Operating Officer, Senior                                2005
(Director Nominee)              Vice President and Director                                   (2008)

James M. Lynch        53        Executive Vice President and
                                Chief Financial Officer

BIOGRAPHICAL INFORMATION

      Biographical information regarding the directors and executive officers of the Company is as follows:

      Bradley I. Meier has been President, Chief Executive Officer and a Director of the Company since its inception in November 1990. He has served as President of Universal Property and Casualty Insurance Company ("UPCIC"), a wholly owned subsidiary of the Company, since its formation in April 1997. In 1990, Mr. Meier graduated from the Wharton School of Business with a B.S. in Economics.

      Norman M. Meier has been a Director of the Company since July 1992. From December 1986 until November 1999, Mr. Meier was President, Chief Executive Officer and a Director of Columbia Laboratories, Inc., a publicly traded corporation in the pharmaceuticals business. From 1971 to 1977, Mr. Meier was Vice President of Sales and Marketing for Key Pharmaceuticals. From 1977 until 1986, Mr. Meier served as a consultant to Key Pharmaceuticals.

      Ozzie A. Schindler has been a Director of the Company since January 2007. Mr. Schindler is a partner with the law firm of Greenberg Traurig and specializes in international tax, trusts and succession and planning. He has an LL.M. in Taxation from New York University School of Law and graduated with honors from the University of Florida School of Law. Mr. Schindler also graduated with high honors from the University of Florida Fisher School of Accounting. He is admitted to both the Florida and New York bars.

      Reed J. Slogoff has been a Director of the Company since March 1997. Mr. Slogoff is currently a principal with Pearl Properties Commercial Management, LLC, a commercial real estate investment and management firm based in
Philadelphia, Pennsylvania. Mr. Slogoff was formerly with Entercom Communications Corp., a publicly traded radio broadcasting company and was previously a member of the corporate and real estate group of the law firm of Dilworth, Paxson, LLP. Mr. Slogoff received a B.A. with Honors from the University of Pennsylvania in 1990, and a J.D. from the University of Miami School of Law in 1993.

      Joel M. Wilentz, M.D. has been a Director of the Company since March 1997. Dr. Wilentz is one of the founding members of Dermatology Associates in Florida, founded in 1970. He is a member of the boards of the Neurological Injury
Compensation Association for Florida, the Broward County Florida Medical Association, and the American Arm of the Israeli Emergency Medical Service for the southeastern United States, of which he is also President. Dr. Wilentz is a past member of the Board of Overseers of the Nova Southeastern University School of Pharmacy.

      Sean P. Downes has been Senior Vice President, Chief Operating Officer and a Director of the Company since January 2005. He also has been Chief Operating Officer and a Director of UPCIC since July 2003. Mr. Downes was Chief Operating Officer of Universal Adjusting Corporation from July 1999 to July 2003. During that time, Mr. Downes created the Company's claims operation. Before joining the Company in July 1999, Mr. Downes was Vice President of Downes and Associates, a multi-line insurance adjustment corporation.

      James M. Lynch has been Executive Vice President and Chief Financial Officer of the Company since August 1998. Before joining the Company in August 1998, Mr. Lynch was Chief Financial Officer of Florida Administrators, Inc., an organization specializing in property and casualty insurance. Prior to working at Florida Administrators, Inc., Mr. Lynch held the position of Senior Vice President of Finance and Comptroller of Trust Group, Inc., which also specialized in property and casualty insurance. Before his position at Trust Group, Mr. Lynch was a Manager with the accounting and auditing firm of Coopers & Lybrand, which later became PricewaterhouseCoopers LLC.

      Norman M. Meier and Bradley I. Meier are father and son, respectively. There are no other family relationships among the Company's executive officers and directors.

      All directors hold office until the next annual meeting of shareholders or the election and qualification of their successors. Currently, the Company does not have a procedure by which shareholders may recommend nominees to the Company's Board of Directors. Officers are elected annually by the Board of Directors and serve at the discretion of the Board.

COMMITTEES AND CORPORATE GOVERNANCE

      AUDIT COMMITTEE

      The Company has a separately designated Audit Committee, whose members are Ozzie A. Schindler, Reed J. Slogoff and Joel M. Wilentz, each of whom was determined by the Board to be independent under the applicable rules of the Securities and Exchange Commission ("SEC") and the Financial Industry Regulatory Authority ("FINRA"). The Company's Board of Directors has determined that Ozzie
A. Schindler is an "audit committee financial expert" as defined by Item 407(d)(5) of Regulation S-B promulgated by the SEC.

      The Audit Committee recommends the firm to be appointed as the independent registered public accounting firm of the Company to audit the Company's financial statements and to perform services related to the audit, review the scope and results of the audit with the independent registered public accounting firm, review with management and the independent registered public accounting firm the Company's year-end operating results and consider the adequacy of the internal accounting procedures.

      The Audit Committee met separately seven times during 2007, and the full Board, including the members of the Audit Committee, met several times during the year to discuss the financial position of the Company, provide recommendations and guidance to management and evaluate strategies and financial opportunities and initiatives.

      The Audit Committee operates under a written charter that was adopted by the Board of Directors on January 9, 2007. The Audit Committee Charter will be reviewed annually for changes, as appropriate.

      AUDIT COMMITTEE REPORT

      The following is the report of the Audit Committee with respect to the Company's audited financial statements for the fiscal year ended December 31, 2007, which include the balance sheet of the Company as of December 31, 2007, and the related statements of operations, changes in shareholders' equity and cash flows for the years in the period ended December 31, 2007 and 2006 and the notes thereto. The information contained in this report shall not be deemed to be "soliciting material" or to be "filed" with the SEC, nor shall such information be incorporated by reference into any future filing under the Securities Act of 1933, as amended, or the Securities Exchange Act of 1934, as amended ("Exchange Act"), except to the extent that the Company specifically incorporates it by reference in such filing.

      COMPOSITION

      The Audit Committee of the Board of Directors is composed of the three directors named below. Each member of the Audit Committee meets the independence and financial experience requirements under the applicable rules of the SEC and the FINRA.

      REVIEW WITH MANAGEMENT

      The Audit Committee has reviewed and discussed the Company's audited financial statements with management.

      REVIEW AND DISCUSSIONS WITH INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

      The Audit Committee has discussed with Blackman Kallick LLP, the Company's independent registered public accounting firm for 2007, the matters required to be discussed in accordance with the standards of the Public Company Accounting Oversight Board which include, among other items, matters related to the conduct of the audit of the Company's financial statements.

      The Audit Committee has received written disclosures and the letter from Blackman Kallick LLP required by Independence Standards Board Standard No. 1 (which relates to the accountant's independence from the Company and its related entities) and has discussed with Blackman Kallick LLP its independence from the Company.

      CONCLUSION

      Based on the review and discussions referred to above, the Audit Committee recommended to the Board that the Company's audited financial statements be included in the Company's Annual Report on Form 10-KSB/A for the fiscal year ended December 31, 2007.

                                     SUBMITTED BY THE AUDIT COMMITTEE OF
                                     THE BOARD OF DIRECTORS

                                     Ozzie A. Schindler
                                     Reed J. Slogoff
                                     Joel M. Wilentz


      COMPENSATION COMMITTEE

      The Compensation Committee consists of Reed J. Slogoff and Joel M. Wilentz, each of whom was determined by the Board to be independent under the applicable rules of the SEC and the FINRA. Among its duties, the Compensation Committee assists the Board in discharging its responsibilities relating to corporate goals and objectives relevant to the compensation of the Company's executive officers, evaluating the performance of executive officers in light of those goals and objectives and determining compensation based on such evaluation. The Compensation Committee operates under a written charter that was adopted by the Board on March 13, 2007. The Compensation Committee Charter will be reviewed annually for changes, as appropriate.

      DIRECTOR NOMINATIONS

      A director can be nominated by a member of the Board.  The Company has not
established a Nominating Committee.   Given  the  size of the Company, the Board
believes that this is appropriate.

      CODE OF BUSINESS CONDUCT AND ETHICS

      The Company adopted a Code of Business Conduct and Ethics on January 9, 2007 that is applicable to all directors, officers and employees of the Company. The code is publicly available at the Company's headquarters in Fort Lauderdale, Florida. Upon completion of the build-out of the Company's website, the code will be posted there. A copy of the Company's Code of Business Conduct and Ethics may be obtained free of charge by written request to James M. Lynch, Universal Insurance Holdings, Inc., 1110 West Commercial Boulevard, Suite 100, Fort Lauderdale, Florida 33309.

      SHAREHOLDER COMMUNICATIONS

      The Company has not established a set process for shareholders to send communications to the Board. Given the size of the Company, the Board believes that this is appropriate.


      CERTAIN RELATIONSHIPS AND RELATED PARTY TRANSACTIONS

      Downes and Associates, a multi-line insurance adjustment corporation based in Deerfield Beach, Florida, performs certain claims adjusting work for UPCIC. Downes and Associates is owned by Dennis Downes, who is the father of Sean P. Downes, Chief Operating Officer and Senior Vice President of the Company. During 2007 and 2006, the Company expensed claims, adjusting fees of $675,237 and $829,208, respectively, to Downes and Associates.

      Transactions between the Company and its affiliates are on terms no less favorable to the Company than can be obtained from third parties on an arm's length basis. Transactions between the Company and any of its executive officers or directors require the approval of a majority of disinterested directors.

                             EXECUTIVE COMPENSATION

      The following table sets forth the compensation paid to or earned by the Company's President and Chief Executive Officer and the Company's two other most highly compensated executive officers (collectively, the "Named Executive Officers") during each of the Company's last two fiscal years.

------------------------------------------------------------------------------------------------------
                                       SUMMARY COMPENSATION TABLE
------------------------------------------------------------------------------------------------------
 Name and                                                                Non-Equity
 Principal                                  Stock        Option        Incentive Plan
 Position     Year   Salary      Bonus      Awards       Awards         Compensation          Total
------------------------------------------------------------------------------------------------------
Bradley  I.   2007 $977,228        $ -         $ -    $1,920,800          $3,835,271        $6,733,299
Meier,       -----------------------------------------------------------------------------------------
President &   2006 $830,324        $ -         $ -           $ -          $1,091,899        $1,922,223
CEO
------------------------------------------------------------------------------------------------------
James M.      2007 $349,385   $100,000    $141,500      $145,134                 $ -          $736,019
Lynch, EVP   -----------------------------------------------------------------------------------------
& CFO         2006 $251,250    $90,000     $42,582           $ -                 $ -          $383,832
------------------------------------------------------------------------------------------------------
Sean P.       2007 $691,500        $ -         $ -    $2,454,445          $2,913,953        $6,059,898
Downes,      -----------------------------------------------------------------------------------------
SVO &         2006 $537,678        $ -    $418,462           $ -          $856,424          $1,812,564
COO
------------------------------------------------------------------------------------------------------


EMPLOYMENT AGREEMENTS

      The Company has entered into employment agreements with three of its executive officers, Bradley I. Meier, Sean P. Downes and James M. Lynch.

      The Company's employment agreement with Mr. Meier is dated as of August 11, 1999. The Company and Mr. Meier have amended the employment agreement, with the most recent amendment dated July 12, 2007 (the employment agreement and the amendments are collectively referred to as the "Meier Agreement"). Under the terms of the Meier Agreement, Mr. Meier will serve as the Company's President and Chief Executive Officer. Mr. Meier received a base salary of $977,228 in 2007, and he is entitled to a twenty percent (20%) increase in base salary each year. Additionally, pursuant to the Meier Agreement, Mr. Meier is entitled to an annual performance bonus equal to three percent (3%) of the pretax income of the Company up to $5 million, and four percent (4%) of the pretax income of the Company in excess of $5 million; provided, however, that any such bonus is contingent upon the Company's shareholders approving such bonus formula, which they have done. Mr. Meier is also eligible for other benefits customarily provided by the Company to its executive employees, and the Meier Agreement contains noncompete and nondisclosure provisions. In addition, in the event of a Change in Control of the Company (as defined in the Meier Agreement), the Company shall pay Mr. Meier an amount equal to 48 months base salary, plus two times any bonus paid for the preceding fiscal year. Further, in the event of a Change in Control, all options held by Mr. Meier vest and become immediately exercisable. Also, in the event that the Company terminates the Meier Agreement, the Company shall pay Mr. Meier 24 months total compensation. The Meier Agreement expires on December 31, 2009; however, the agreement is automatically extended each year thereafter unless the Company or Mr. Meier provides written notice that the agreement is being terminated 60 days in advance of the anniversary date of the Meier Agreement.

      The Company's employment agreement with Mr. Downes is dated as of January 1, 2005 and provides that Mr. Downes will serve as Chief Operating Officer and Senior Vice President of the Company. The Company and Mr. Downes have amended the employment agreement, with the most recent amendment dated July 12, 2007 (the employment agreement and the amendments are collectively referred to as the "Downes Agreement"). Mr. Downes received a base salary of $691,500 in 2007, and he is entitled to a twenty percent (20%) increase in base salary each year. Additionally, pursuant to the Downes Agreement, Mr. Downes is entitled to an annual performance bonus equal to three percent (3%) of the pre-tax profits of the Company; provided, however, that any such bonus is contingent upon the Company's shareholders approving such bonus formula, which they have done. Under the Downes Agreement, the Company may grant Mr. Downes options or warrants to purchase the Company's Common Stock. Mr. Downes is also eligible for other benefits customarily provided by the Company to its executive employees and the Downes Agreement contains noncompete and nondisclosure provisions. In addition, in the event of a Change in Control of the Company (as defined in the Downes Agreement), the Company shall pay Mr. Downes an amount equal to 12 months base salary, plus the annual bonus paid for the preceding fiscal year. Also, effective January 1, 2009, if a Change in Control occurs, the Company shall pay Mr. Downes an amount equal to 2.99 times Mr. Downes' "base amount," as defined in Section 280G(b)(3) of the Internal Revenue Code. Further, in the event of a Change in Control, all options held by Mr. Downes vest and become immediately exercisable. The Downes Agreement expires on December 31, 2009 unless extended in writing by the Company.

      On October 11, 2006, the Company entered into an employment agreement (the "Lynch Agreement") with Mr. Lynch, who has served as the Company's Executive Vice President and Chief Financial Officer since August 1998. Under the terms of the Lynch Agreement, Mr. Lynch will continue to serve in such capacity. Mr. Lynch received a base salary of $349,385 in 2007, and he is entitled to a twenty percent (20%) increase in base salary each year. Additionally, pursuant to the Lynch Agreement, Mr. Lynch is entitled to an annual performance bonus determined at the discretion of the Board of Directors of the Company; provided, however, that such bonus shall be no less than $50,000. Mr. Lynch is also eligible for other benefits customarily provided by the Company to its executive employees. The Lynch Agreement contains noncompete and nondisclosure provisions. If Mr. Lynch's employment is terminated (i) by the Company or a succeeding entity without Cause (as defined in the Lynch Agreement) or (ii) by Mr. Lynch for Good Reason (as defined in the Lynch Agreement) within one year following a Change in Control of the Company (as defined in the Lynch Agreement), then the Company shall pay Mr. Lynch an amount equal to the greater of Mr. Lynch's current base salary (x) through December 31, 2009 or (y) for period of twelve (12) months, and Mr. Lynch will also be entitled to receive payment for COBRA premiums. The Lynch Agreement expires on December 31, 2009.

OUTSTANDING EQUITY AWARDS AT FISCAL YEAR END

      The following table sets forth information regarding outstanding equity awards held by each Named Executive Officer at fiscal year ended December 31, 2007.

---------------------------------------------------------------------------------------------
                         OUTSTANDING EQUITY AWARDS AT FISCAL YEAR END
---------------------------------------------------------------------------------------------
                                        OPTIONS AWARDS
---------------------------------------------------------------------------------------------
                   Number of Securities
                  Underlying Unexercised               Exercise        Option Expiration
     Name           Options Exercisable                  Price               Date
---------------------------------------------------------------------------------------------
Bradley Meier                       250,000                 $1.63                 5/7/08
---------------------------------------------------------------------------------------------
Bradley Meier                     1,500,000                 $1.06                1/15/10 (1)
---------------------------------------------------------------------------------------------
Bradley Meier                       250,000                 $1.06                1/15/10 (1)
---------------------------------------------------------------------------------------------
Bradley Meier                       150,000                 $1.10                1/26/10
---------------------------------------------------------------------------------------------
Bradley Meier                        20,000                 $0.70               12/12/10
---------------------------------------------------------------------------------------------
Bradley Meier                       325,000                 $0.70               12/12/10
---------------------------------------------------------------------------------------------
Bradley Meier                       150,000                 $0.60               12/21/11
---------------------------------------------------------------------------------------------
Bradley Meier                       700,000                 $6.50                7/12/12
---------------------------------------------------------------------------------------------
Bradley Meier                     1,000,000                 $0.06                 3/4/14
---------------------------------------------------------------------------------------------
James Lynch                          25,000                 $1.10                1/26/10
---------------------------------------------------------------------------------------------
James Lynch                          15,000                 $0.70               12/12/10
---------------------------------------------------------------------------------------------
James Lynch                         100,000                 $0.50               12/21/11
---------------------------------------------------------------------------------------------
James Lynch                          35,000                 $6.50                7/12/12
---------------------------------------------------------------------------------------------
James Lynch                          25,000                 $3.80                2/14/12
---------------------------------------------------------------------------------------------
Sean Downes                          15,000                 $1.10                1/26/10
---------------------------------------------------------------------------------------------
Sean Downes                         100,000                 $0.50               12/21/11
---------------------------------------------------------------------------------------------
Sean Downes                         350,000                 $3.80                2/14/12
---------------------------------------------------------------------------------------------
Sean Downes                         700,000                 $6.50                7/12/12
---------------------------------------------------------------------------------------------


(1) Expires on earlier of January 15, 2010 or a Change in Control of the Company, as defined in the Option Agreement between Mr. Meier and the Company.

              STOCK OWNED BY MANAGEMENT AND PRINCIPAL SHAREHOLDERS

      The close of business on March 31, 2008 has been fixed by the Board as the Record Date for determination of shareholders entitled to notice of, and to vote at, the Annual Meeting. The number of shares of voting stock held as of March 31, 2008 by each holder of more than 5% of the outstanding voting stock of the Company, each director of the Company, each nominee for reelection as a director, each executive officer named in the Summary Compensation Table on page 11 of this Proxy Statement and all directors and executive officers of the Company as a group is set forth below.

SERIES M PREFERRED STOCK OWNED BY MANAGEMENT

      As of March 31, 2008, directors and named executive officers, individually and as a group, beneficially owned Series M Preferred Stock as follows:

Name and Address of             Amount and Nature of
Beneficial Owner (1)            Beneficial Ownership                      Percent of Class
--------------------            --------------------                      ----------------
Bradley I. Meier*(2)                  48,890                                    48.0%
Norman M. Meier* (3)                  53,000                                    52.0%
Officers and directors as a
group                                 86,890                                    98.0%
(2 persons) (4)

*     Director

(1) Unless otherwise indicated, the Company believes that each person has sole voting and investment rights with respect to the shares of Series M Preferred Stock of the Company specified opposite his name. Unless otherwise indicated, the mailing address of each shareholder is c/o Universal Insurance Holdings, Inc., 1110 W. Commercial Blvd., Suite 100, Fort Lauderdale, FL 33309.

(2) Consists of (i) 33,890 shares of Series M Preferred Stock and (ii) 15,000 shares of Series M Preferred Stock beneficially owned by Belmer Partners, a dissolved Florida General Partnership ("Belmer"), of which Mr. Meier was a general partner. (See the section entitled "Series M Preferred Stock Held By Others" for a discussion of Belmer.) Excludes all shares of Series M Preferred Stock owned by Norman M. Meier and Phylis R. Meier, Mr. Meier's father and mother, respectively, as to which Mr. Meier disclaims beneficial ownership.

(3) Consists of (i) 38,000 shares of Series M Preferred Stock and (ii) 15,000 shares of Series M Preferred Stock beneficially owned by Belmer, of which Mr. Meier was a general partner. Excludes all shares of Series M Preferred Stock owned by Bradley I. Meier and Phylis R. Meier, Mr. Meier's son and former spouse, respectively, as to which Mr. Meier disclaims beneficial ownership.

(4)   See footnotes (1) - (3) above.



SERIES A PREFERRED STOCK OWNED BY MANAGEMENT

      As of March 31, 2008, directors and named executive officers, individually and as a group, beneficially owned Series A Preferred Stock as follows:

NAME AND ADDRESS OF           AMOUNT AND NATURE OF             PERCENT OF CLASS
BENEFICIAL OWNER (1)          BENEFICIAL OWNERSHIP


Norman M. Meier* (2)                  9,975                             20%
Officers and directors as a           9,975                             20%
group (1 person) (3)

*     Director

(1) Unless otherwise indicated, the Company believes that each person has sole voting and investment rights with respect to the shares of Series M Preferred Stock of the Company specified opposite his name. Unless otherwise indicated, the mailing address of each shareholder is c/o Universal Insurance Holdings, Inc., 1110 W. Commercial Blvd., Suite 100, Fort Lauderdale, FL 33309.

(2) Consists of 9,975 shares of Series A Preferred Stock beneficially owned by Belmer, of which Mr. Meier was a general partner. Excludes all shares of Series A Preferred Stock owned by Phylis R. Meier, Mr. Meier's former spouse, as to which Mr. Meier disclaims beneficial ownership.

(3)   See footnotes (1) - (2) above.

COMMON STOCK OWNED BY MANAGEMENT

      As of March 31, 2008, directors and Named Executive Officers, individually and as a group, beneficially owned Common Stock as follows:

NAME AND ADDRESS OF BENEFICIAL OWNER(1)      AMOUNT AND NATURE OF BENEFICIAL
                                                OWNERSHIP(2)                       PERCENT OF CLASS
Bradley I. Meier (3)                                    20,781,106                     52.1%
Sean P. Downes (4)                                       3,437,490                      8.6%
Norman M. Meier (5)                                        443,666                      1.1%
Reed J. Slogoff (6)                                        282,447                      0.7%
Joel M. Wilentz (7)                                        344,447                      0.9%
James M. Lynch (8)                                         232,925                      0.6%
Ozzie A. Schindler (9)                                      70,000                      0.2%
Officers and directors as a group (7 people) (10)       25,247,634                     63.3%


 (1) Unless otherwise indicated, the Company believes that each person has sole voting and investment rights with respect to the shares of Common Stock of the Company specified opposite his name. Unless otherwise indicated, the mailing address of each shareholder is c/o Universal Insurance Holdings, Inc., 1110 West Commercial Boulevard, Suite 100, Fort Lauderdale, Florida 33309.

(2) A person is deemed to be the beneficial owner of Common Stock that can be acquired by such person within 60 days of the date hereof upon the exercise of warrants or stock options or conversion of Series A Preferred Stock, Series M Preferred Stock or convertible debt. Except as otherwise specified, each beneficial owner's percentage ownership is determined by assuming that warrants, stock options, Series A Preferred Stock, Series M Preferred Stock and convertible debt that is held by such person (but not those held by any other person) and that are exercisable or convertible within 60 days from the date hereof, have been exercised or converted.

(3) Includes (i) options to purchase an aggregate of 4,345,000 shares of Common Stock; (ii) 169,450 shares of Common Stock issuable upon conversion of Series M Preferred Stock; (iii) an aggregate of 228,728 shares of Common Stock issuable upon conversion of Series A and Series M Preferred Stock beneficially owned by Belmer, of which Mr. Meier was a general partner; and (iv) the following shares of Common Stock which are subject to proxies granting voting power to Mr. Meier: (A) 333,792 shares owned by Phylis Meier, Mr. Meier's mother, (B) 666,540 shares owned by Norman Meier, Mr. Meier's father; (C) an additional 17,900 shares over which Mr. Meier has voting power; and (D) options to purchase an aggregate of 650,000 shares of Common Stock owned by Norman Meier, Mr. Meier's father, which are subject to a proxy granting voting power to Mr. Meier.

(4)   Includes  options  to  purchase an aggregate of 700,000 shares  of  Common
      Stock.

(5) Includes (i) 214,938 shares of Common Stock issuable upon conversion of Series A and Series M Preferred Stock, and (ii) an aggregate of 228,728 shares of Common Stock issuable upon conversion of Series A and Series M Preferred Stock beneficially owned by Belmer, of which Norman Meier was a general partner. Excludes (i) all securities owned by Bradley I. Meier or Phylis Meier, Norman Meier's son and former spouse, respectively, as to which Norman Meier disclaims beneficial ownership, and (ii) all securities owned by Norman Meier for which Norman Meier has granted voting power to his son, Bradley Meier.

(6) Includes options to purchase an aggregate of 134,000 shares of Common Stock, of which 50,000 are held in a custodial account for Mr. Slogoff's minor son.

(7)   Includes options  to  purchase  an  aggregate  of 175,000 shares of Common
      Stock.

(8)   Includes  options  to  purchase an aggregate of 35,000  shares  of  Common
      Stock.

(9)   Consists of an option to purchase 70,000 shares of Common Stock.

(10)  See footnotes (1) - (9) above.

SERIES M PREFERRED STOCK HELD BY OTHERS

      As of March 31, 2008, the following table sets forth information regarding the number and percentage of Series M Preferred Stock held by all persons, other than those persons listed immediately above, who are known by the Company to beneficially own or exercise voting or dispositive control over 5% or more of the Company's outstanding Series M Preferred Stock:

                                         AMOUNT AND NATURE OF
NAME AND ADDRESS(1)                      BENEFICIAL OWNERSHIP   PERCENT OF CLASS
----------------                         --------------------   ----------------
Phylis R. Meier (2)                           16,800                   18.9%
Universal Insurance Holdings, Inc.
1110 West Commercial Boulevard

Fort Lauderdale, Florida 33309

Belmer Partners (3)                           15,000                   16.9%
c/o Phylis R. Meier
Managing General Partner
Universal Insurance Holdings, Inc.
1110 West Commercial Boulevard
Fort Lauderdale, Florida 33309


(1) Unless otherwise indicated, the Company believes that each person has sole voting and investment rights with respect to the shares of Series M Preferred Stock specified opposite her or its name.

(2) Consists of (i) 1,800 shares of Series M Preferred Stock and (ii) 15,000 shares of Series M Preferred Stock beneficially owned by Belmer, of which Ms. Meier is the managing general partner. Excludes all securities owned by Bradley I. Meier and Norman M. Meier, the son and former spouse, respectively, as to which Ms. Meier disclaims beneficial ownership.

(3) Belmer was a Florida general partnership that was dissolved effective as of May 31, 2007. Phylis R. Meier was the managing general partner, and Bradley I. Meier, Norman M. Meier, Eric Meier and Lynda Meier were general partners, of Belmer. The 15,000 shares of the Company's Series M Preferred Stock beneficially owned by Belmer are currently being held by Phylis R. Meier in constructive trust for Phylis R. Meier, Bradley I. Meier, Norman
      M. Meier, Eric Meier and Lynda Meier, the former general partners of Belmer, until such shares are distributed to them.

SERIES A PREFERRED STOCK HELD BY OTHERS

      As of March 31, 2008, the following table sets forth information regarding the number and percentage of Series A Preferred Stock held by all persons, other than those persons listed immediately above, who are known by the Company to beneficially own or exercise voting or dispositive control over 5% or more of the Company's outstanding Series A Preferred Stock:


                                         AMOUNT AND NATURE OF
NAME AND ADDRESS(1)                      BENEFICIAL OWNERSHIP   PERCENT OF CLASS
----------------                         --------------------   ----------------
Phylis R. Meier (2)                           9,975                    20.0%
Universal Insurance Holdings, Inc.
1110 West Commercial Boulevard
Fort Lauderdale, Florida 33309

Belmer Partners (3)                          30,000                    60.0%
c/o Phylis R. Meier
Managing General Partner
Universal Insurance Holdings, Inc.
1110 West Commercial Boulevard
Fort Lauderdale, Florida 33309

(1) Unless otherwise indicated, the Company believes that each person has sole voting and investment rights with respect to the shares of Series A Preferred Stock specified opposite her or its name.

(2) Consists of 9,975 shares of Series A Preferred Stock beneficially owned. Excludes all shares of Series A Preferred Stock owned by Norman M. Meier, Ms. Meier's former spouse, as to which Ms. Meier disclaims beneficial ownership.

(3) Belmer was a Florida general partnership that was dissolved effective as of May 31, 2007. Phylis R. Meier was the managing general partner, and Bradley I. Meier, Norman M. Meier, Eric Meier and Lynda Meier were general partners, of Belmer. The 30,000 shares of the Company's Series A Preferred Stock beneficially owned by Belmer are currently being held by Phylis R. Meier in constructive trust for Phylis R. Meier, Bradley I. Meier, Norman
      M. Meier, Eric Meier and Lynda Meier, the former general partners of Belmer, until such shares are distributed to them.

COMMON STOCK HELD BY OTHERS

      As of March 31, 2008, the following table sets forth information regarding the number and percentage of Common Stock held by all persons, other than those persons listed immediately above, who are known by the Company to beneficially own or exercise voting or dispositive control over 5% or more of the Company's outstanding Common Stock:


                                         AMOUNT AND NATURE OF
NAME AND ADDRESS(1)                      BENEFICIAL OWNERSHIP   PERCENT OF CLASS
----------------                         --------------------   ----------------
Martin Steinberg, Esq., as the
receiver for Lancer Offshore Inc.(2)          3,926,235                9.7%
c/o David E. Wells, Esq.
Hunton & Williams LLP
1111 Brickell Avenue,
Suite 2500
Miami, FL 33131

Invesco Ltd. (3)                              2,950,555                7.4%
1360 Peachtree Street NE
Atlanta, GA 30309


 (1) A person is deemed to be the beneficial owner of Common Stock that can be acquired by such person within 60 days of the date hereof upon the exercise of warrants or stock options or conversion of Series A and Series M Preferred Stock or convertible debt. Except as otherwise specified, each beneficial owner's percentage ownership is determined by assuming that warrants, stock options, Series A and Series M Preferred Stock and convertible debt that are held by such a person (but not those held by any other person) and that are exercisable within 60 days from the date hereof, have been exercised or converted.

(2) Consists of 3,926,235 shares of Common Stock as indicated on stockholders list as of the Record Date obtained from stock transfer agent.

(3) Based on information contained in a report on Schedule 13G that Invesco Ltd. filed with the SEC, which contained information as of December 31, 2007. According to such filing, Invesco Ltd. through its subsidiaries provides investment management services to institutional and individual investors.

            APPROVAL OF FORMULA USED TO CALCULATE PERFORMANCE BONUS
                                  (PROPOSAL 2)

      The Company believes that linking the compensation of key employees to corporate performance increases employee motivation to improve shareholder value. Thus, the employee's reward is directly related to the Company's success. The purposes of the performance-based bonuses for key employees is to motivate the employees to improve shareholder value by linking a portion of their cash compensation to the Company's financial performance, reward key employees for improving the Company's financial performance and help attract and retain key employees.

      The Company is seeking shareholder approval of the material terms of the performance goals under which an annual performance-based bonus is to be paid to Jon W. Springer, the Executive Vice President and a key employee of the Company's wholly owned subsidiary, Blue Atlantic Reinsurance Corporation ("Blue Atlantic"). The material terms of the performance goals related to this bonus arrangement are set forth in an amendment to Mr. Springer's employment agreement. The following summary of this bonus arrangement is qualified in its entirety by reference to the provisions of the arrangement contained in the amendment to the employment agreement of Mr. Springer, which is attached to this Proxy Statement as Appendix A.

      The Company's wholly owned subsidiary, Universal Risk Advisors, Inc. ("URA"), entered into an Employment Agreement with Mr. Springer on June 15, 2006. URA and Mr. Springer amended such agreement on March 14, 2007. On March 28, 2008, Blue Atlantic assumed such agreement ("Springer Agreement"). Under the terms of the Springer Agreement, Mr. Springer will serve as Blue Atlantic's Executive Vice President. Mr. Springer received a base salary of $480,000 in 2007, and he is entitled to a twenty percent (20%) increase in base salary each year. Mr. Springer is also eligible for other benefits customarily provided by the Company's subsidiaries to key employees, and the Springer Agreement contains noncompete and nondisclosure provisions. The Springer Agreement expires on December 31, 2009; however, if Mr. Springer remains employed by Blue Atlantic as of December 31, 2009, the parties may enter into a new employment agreement. In the event that within a year of a Change of Control (as defined in the Springer Agreement), Blue Atlantic or a succeeding entity (a) terminates Mr. Springer without Cause (as defined  in  the  Springer  Agreement)  or  (b)  Mr.  Springer
terminates his employment for Good Reason (as defined in the Springer Agreement), Blue Atlantic or the succeeding entity shall pay Mr. Springer (1) his unpaid base salary accrued up to the effective date of the termination, (2) the prorated share of his bonus, (3) a lump sum payment equal to the greater of
(i) his then-current base salary through December 31, 2009 or (ii) his then-current base salary for a period of twelve (12) months, and (4) his COBRA premiums for a specified period of time.

      Additionally, pursuant to the Springer Agreement, Mr. Springer is entitled to receive an annual performance bonus ("Springer Performance Bonus") equal to the greater of (A) One Hundred Thousand Dollars ($100,000) or (B) one and one-half percent (1.5%) of the Company's after tax calendar year profit, for the calendar years 2007, 2008, and 2009. The bonus is computed as at December 31 for each fiscal year and must be paid by December 31 of the year following the year in which it is earned.

      The Board unanimously approved the formula used to calculate the Springer Performance Bonus, and the Compensation Committee of the Board unanimously confirmed its approval of the Springer Performance Bonus for the 2007 fiscal year as recently as March 26, 2008. The Benefits Table below sets forth the amount of the Springer Performance Bonus determined for the most recent completed fiscal year of the Company, of which $400,000 has been paid and is not subject to shareholder approval and of which $432,762 has not been paid and is contingent on the Company obtaining shareholder approval of the performance goal under Mr. Springer's employment agreement. Similarly, the Springer Performance Bonus for fiscal years after 2007 is contingent on shareholder approval and will not be payable if shareholder approval is not obtained. Accordingly, the Company hereby seeks approval of the use of the Company's after tax calendar year profit as the performance goal applicable to the remainder of the Springer Performance Bonus payable for 2007, as well as the Springer Performance Bonus for fiscal years thereafter.

      Upon completion of each fiscal year, the Compensation Committee of the Board will certify in writing prior to payment of the Springer Performance Bonus that the applicable performance objective has been attained and the bonus is payable. With respect to Compensation Committee certification, approved minutes of the meeting in which the certification is made will be treated as written certification.

      The Company and Mr. Springer may agree to amend or terminate the bonus arrangement at any time by entering into a written amendment or modification of the applicable employment agreement.

      Under Section 162(m) of the Internal Revenue Code of 1986, as amended, the federal income tax deductibility of compensation paid to Mr. Springer may be limited to the extent that it exceeds $1.0 million in any one year. The Company can deduct compensation in excess of that amount if it qualifies as "performance-based compensation" under Section 162(m). For the Springer Performance Bonus to qualify as "performance-based compensation," the performance-based formula used to determine it must be approved by the Company's shareholders. The Springer Performance Bonus is intended to permit the Company to pay incentive compensation which qualifies as "performance-based compensation," thereby permitting the Company to receive a federal income tax deduction for the payment of this incentive compensation.

                                  NEW BENEFITS

      The following table sets forth the total amount that would be payable with respect to the Springer Performance Bonus for fiscal year 2007, in the event shareholder approval of the performance goal is obtained:

 NAME AND PRINCIPAL POSITION                      DOLLAR VALUE ($)

 Jon W. Springer
 Executive Vice President of Blue Atlantic               $832,762 (1)



(1) $400,000 of which has already been paid and is not subject to shareholder approval.

      Approval of the performance goal applicable to the Springer Performance Bonus requires the affirmative vote of at least a majority in voting interest of the shareholders present in person or by proxy and voting at the Annual Meeting, assuming the presence of a quorum. If the shareholders do not approve the performance goal, the remainder of the Springer Performance Bonus for 2007 and for future fiscal years will not be payable, but the Company reserves the right to pay such other compensation and approve other plans and arrangements as it deems appropriate and in the best interests of the Company and its shareholders.

      THE BOARD UNANIMOUSLY RECOMMENDS A VOTE FOR THE PROPOSAL TO APPROVE THE SPRINGER PERFORMANCE BONUS.



          APPOINTMENT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM
                                  (PROPOSAL 3)

      The Audit Committee recommended and the Board approved the appointment of the accounting firm Blackman Kallick LLP as the Company's independent registered public accounting firm for the fiscal year 2008, subject to shareholder ratification. Blackman Kallick LLP audited the Company's financial statements for the fiscal years ended December 31, 2004, 2005, 2006 and 2007.

AUDIT FEES

      Audit fees for the fiscal years ended December 31, 2007 and December 31, 2006 were $341,000 and $260,000, respectively.

AUDIT RELATED FEES

      Audit related fees for the fiscal years ended December 31, 2007 and December 31, 2006 were $28,000 and $0, respectively.

TAX FEES

      Tax fees for the fiscal years ended December 31, 2007 and December 31, 2006 were $37,000 and $33,500, respectively.

ALL OTHER FEES

      All other fees for products and services provided by the Company's principal accountant for the fiscal years ended December 31, 2007 and December 31, 2006 were $0.

POLICY ON AUDIT COMMITTEE PRE-APPROVAL OF AUDIT AND PERMISSIBLE NON-AUDIT SERVICES OF THE INDEPENDENT AUDITOR

      All audit related services were pre-approved by the Audit Committee, which concluded that the provision of such services by Blackman Kallick LLP was compatible with the maintenance of that firm's independence in the conduct of its auditing functions. The Board has appointed Blackman Kallick LLP to serve as the Company's independent registered public accounting firm for the fiscal year ending December 31, 2008. Representatives of Blackman Kallick LLP will be available at the Annual Meeting where they will have the opportunity to make a statement if they desire to do so and where they will be available to respond to any appropriate questions.

      THE BOARD UNANIMOUSLY RECOMMENDS A VOTE FOR THE RATIFICATION OF THE APPOINTMENT OF BLACKMAN KALLICK LLP AS THE COMPANY'S INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM FOR THE YEAR ENDING DECEMBER 31, 2008.

                                 ANNUAL REPORT

      A COPY OF THE COMPANY'S ANNUAL REPORT ON FORM 10-KSB/A, WITHOUT EXHIBITS, FOR THE FISCAL YEAR ENDED DECEMBER 31, 2007 ACCOMPANIES THIS PROXY STATEMENT. UPON WRITTEN REQUEST, THE COMPANY WILL PROVIDE TO ANY SHAREHOLDER, FREE OF CHARGE, A COPY OF ITS ANNUAL REPORT ON FORM 10-KSB/A, WITHOUT EXHIBITS, AS FILED WITH THE SECURITIES AND EXCHANGE COMMISSION. REQUESTS FOR COPIES OF THE COMPANY'S ANNUAL REPORT ON FORM 10-KSB/A SHOULD BE DIRECTED TO JAMES M. LYNCH, UNIVERSAL INSURANCE HOLDINGS, INC., 1110 WEST COMMERCIAL BOULEVARD, SUITE 100, FORT LAUDERDALE, FLORIDA 33309.

            SECTION 16(a) BENEFICIAL OWNERSHIP REPORTING COMPLIANCE

      Section 16(a) of the Exchange Act requires the Company's directors, executive officers, and persons who own more than 10% of the Company's Common Stock to file initial reports of ownership and reports of changes in ownership with the SEC. Directors, executive officers and greater than 10% shareholders (collectively, "Reporting Persons") are required by SEC regulations to furnish the Company with copies of all Section 16(a) forms they file.

      Based solely on the review of copies of Forms 3, 4 and 5 provided to the Company and written representations by the Reporting Persons, the Company believes that, for the year ended December 31, 2007, all Section 16(a) filing requirements applicable to the Reporting Persons were met.

                             SHAREHOLDER PROPOSALS

      Proposals of shareholders intended to be presented at the Company's 2009 annual meeting of shareholders must be received by the Company no later than December 10, 2008 to be considered for inclusion in the Company's proxy statement and form of proxy relating to such meeting. Shareholders wishing to submit a proposal at the 2009 annual meeting of shareholders that do not intend to include the proposal in the Company's proxy statement for that meeting must provide appropriate notice to the Company by February 11, 2009.

                                 OTHER MATTERS

      The Company knows of no business that will be presented for action at the Annual Meeting other than those matters referred to herein. If other matters do come before the meeting, the persons named as proxies will act and vote according to their best judgment on behalf of the shareholders they represent.


                                     BY ORDER OF THE BOARD OF DIRECTORS


                                     /s/ Norman M. Meier
                                     -------------------------------
                                     Norman M. Meier, Secretary

Dated:  April 14, 2008

                                   APPENDIX A

                                  AMENDMENT TO
                    EMPLOYMENT AGREEMENT OF JON W. SPRINGER


            THIS AMENDMENT is made and entered into this 28th day of March, 2008, by and between Blue Atlantic Reinsurance Company (the "Company") and Jon
W. Springer ("Executive").

            WHEREAS, Universal Risk Advisors, Inc. ("URA") and Executive entered into an Employment Agreement effective as of June 15, 2006, as amended by the Joint Unanimous Written Consent of the Compensation Committee of the Board of Directors of Universal Insurance Holdings, Inc. ("UIH") and the Board of Directors of URA dated March 14, 2007 (collectively, the "Agreement");

            WHEREAS, pursuant to the Assumption and Novation Agreement, dated March 28, 2008, by and among the Company, Executive, URA and UIH as guarantor, the Company assumed the Agreement;

            WHEREAS,  the  Company  and  Executive  desire  to   modify  certain
provisions of the Agreement; and

            WHEREAS, capitalized terms not defined herein shall have the meanings set forth in the Agreement.

            NOW, THEREFORE, the parties hereto intending to be legally bound hereby and upon receipt of other valuable consideration, the receipt and sufficiency of which are hereby acknowledged, do hereby agree as follows:

      1. Section 3(b) of the Agreement is hereby amended to read in its entirety as follows:

      "BONUS. During the Term, in addition to the Base Salary, the Executive shall receive a bonus of (i) One Hundred Thousand Dollars ($100,000) for the period commencing with the Start Date and ending on December 31, 2006 and (ii) thereafter, an annualized bonus equal to the greater of (A) One Hundred Thousand Dollars $100,000 or (B) one and one-half percent (1.5%) of the after tax calendar year profit of Universal Insurance Holdings, Inc. ("UIH"), for the calendar years 2007, 2008, and 2009, as applicable. The bonus payment due and owing under Section 3(b)(i) and an amount equal to One Hundred Thousand Dollars ($100,000) to be paid pursuant to 3(b)(ii)(A) shall be paid to the Executive within fifteen (15) calendar days after the end of the applicable bonus year. Any additional bonus payments due and owing pursuant to Section 3(b)(ii)(B) shall be paid to the Executive within fifteen (15) calendar days after the Company's year end financial statements have been calculated for the applicable bonus year; PROVIDED, HOWEVER, that in no event shall any bonus due and owing under Section 3(b)(ii)(B) be paid to Executive later than December 31 of the year following the year in which it was earned; provided, further, that the payment of any bonus pursuant to Section 3(b)(ii)(B) shall be contingent upon the Company's shareholders approving the bonus formula described in Section 3(b)(ii)(B), and should the Company's shareholders fail to approve the bonus formula described in Section 3(b)(ii)(B), Executive shall forfeit his right to such bonus compensation under Section 3(b)(ii)(B). The "bonus year" shall be based on the calendar year. Executive shall be entitled to payment for any earned bonus even if he is not employed by the Company on the payment date. Additionally, notwithstanding anything herein to the contrary, if the Executive's employment is terminated by his death, by the Company without Cause, or if the Executive terminates his employment for Good Reason, the Company shall pay the Executive (or his legal representatives in the case of his death) a prorated share (January 1 to Executive's last day of employment) of his annualized bonus.

      2. Except as expressly amended herein, the terms and conditions of the Agreement are hereby ratified and affirmed.



            WITNESS the due execution hereof as of the date first above written.


                                     BLUE ATLANTIC REINSURANCE
CORPORATION


                                     /s/ Bradley I. Meier
                                     -------------------------------------

                                     Title: President/Director
                                            ------------------------------



                                     /s/ Jon W. Springer
                                     -------------------------------------
                                     Jon W. Springer

            REVOCABLE PROXY FOR HOLDERS OF SERIES M PREFERRED STOCK

                       UNIVERSAL INSURANCE HOLDINGS, INC.
                 ANNUAL MEETING OF SHAREHOLDERS ON MAY 16, 2008
          THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS

The undersigned hereby appoints James M. Lynch, with full power of substitution, as the lawful proxy of the undersigned and hereby authorizes him to represent and to vote as designated below all shares of Series M preferred stock of Universal Insurance Holdings, Inc. ("Company") that the undersigned would be entitled to vote if personally present at the Annual Meeting of Shareholders of the Company to be held on May 16, 2008 at the Westin Fort Lauderdale, 400 Corporate Drive, Fort Lauderdale, Florida 33334, and at any adjournment thereof. Holders of Series M preferred stock are entitled to one vote per share.

1. Proposal  1:  Election of six directors for a term ending in 2009.  Nominees:
   Bradley I.  Meier,  Norman M. Meier, Sean P. Downes, Ozzie A. Schindler, Reed
   J. Slogoff and Joel M. Wilentz.

       FOR  [ ]                                 WITHHELD  [ ]
       (all nominees except as marked below)

    ____________________________________________________________________________
       (Instruction: To withhold authority to vote for any individual nominee(s), write the name(s) of the nominee(s) on the line above.)

2. Proposal 2: Approval of the formula used to calculate the performance bonus in the amended employment agreement of the Executive Vice President of the Company's wholly owned subsidiary, Blue Atlantic Reinsurance Corporation.

       FOR  [ ]                  AGAINST [ ]             ABSTAIN [ ]

3. Proposal 3: Ratification of the appointment of Blackman Kallick LLP, independent registered public accounting firm, as the auditors of the Company for the year ending December 31, 2008.

       FOR  [ ]                  AGAINST [ ]             ABSTAIN [ ]

4. In the discretion of such proxy, to transact any other business as may properly come before the annual meeting or any adjournment thereof.

This proxy, when properly executed, will be voted in the manner directed herein by the undersigned shareholder. IF NO DIRECTION IS GIVEN, THIS PROXY WILL BE VOTED FOR THE MATTERS LISTED ABOVE.

Whether or not you plan to attend the meeting, you are urged to execute and return this proxy, which may be revoked at any time prior to its use.

                                 Change of Address or Comments Mark Here  [  ]

                                 Please sign your name exactly as it appears hereon. When signing as attorney, executor, administrator, trustee or guardian, please give full title as such. If a corporation, please sign in full corporate name by President or other authorized officer. If a partnership, please sign in partnership name by authorized person.

Date ______, 2008                ________________________________________
                                 Signature of Shareholder
                                 ________________________________________
                                 Signature of Additional Shareholder(s)

    REVOCABLE PROXY FOR HOLDERS OF SERIES A PREFERRED STOCK AND COMMON STOCK

                       UNIVERSAL INSURANCE HOLDINGS, INC.
                 ANNUAL MEETING OF SHAREHOLDERS ON MAY 16, 2008
           THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS

    The undersigned hereby appoints James M. Lynch, with full power of substitution, as the lawful proxy of the undersigned and hereby authorizes him to represent and to vote as designated below all shares of Series A preferred stock and all shares of common stock of Universal Insurance Holdings, Inc. ("Company") that the undersigned would be entitled to vote if personally present at the Annual Meeting of Shareholders of the Company to be held on May 16, 2008 at the Westin Fort Lauderdale, 400 Corporate Drive, Fort Lauderdale, Florida 33334, and at any adjournment thereof. Holders of Series A preferred stock and common stock are entitled to one vote per share.

1.  Proposal 1: Election of four directors for a term ending in 2009.  Nominees:
    Sean P. Downes, Ozzie A. Schindler, Reed J. Slogoff and Joel M. Wilentz.

       FOR  [ ]                                 WITHHELD  [ ]
       (all nominees except as marked below)

    ____________________________________________________________________________
       (Instruction:   To  withhold  authority  to  vote  for   any   individual
       nominee(s), write the name(s) of the nominee(s) on the line above.)

2. Proposal 2: Approval of the formula used to calculate the performance bonus in the amended employment agreement of the Executive Vice President of the Company's wholly owned subsidiary, Blue Atlantic Reinsurance Corporation.

       FOR  [ ]                    AGAINST  [ ]           ABSTAIN [ ]

3. Proposal 3: Ratification of the appointment of Blackman Kallick LLP, independent registered public accounting firm, as the auditors of the Company for the year ending December 31, 2008.

       FOR  [ ]                    AGAINST  [ ]           ABSTAIN [ ]

4. In the discretion of such proxy, to transact any other business as may properly come before the annual meeting or any adjournment thereof.

This proxy, when properly  executed, will be voted in the manner directed herein
by the undersigned shareholder.   IF  NO  DIRECTION IS GIVEN, THIS PROXY WILL BE
VOTED FOR THE MATTERS LISTED ABOVE.

Whether or not you plan to attend the meeting, you are urged to execute and return this proxy, which may be revoked at any time prior to its use.

                                 Change of Address or Comments Mark Here   [ ]

                                 Please sign your name exactly as it appears hereon. When signing as attorney, executor, administrator, trustee or guardian, please give full title as such. If a corporation, please sign in full corporate name by President or other authorized officer. If a partnership, please sign in partnership name by authorized person.

Date: __________, 2008           _______________________________________
                                 Signature of Shareholder
                                 ________________________________________
                                 Signature of Additional Shareholder(s)